UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2015

APPTIGO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

________________

Nevada	333-186330	99-0382426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

33B Venetian Way, Apt. 61, Miami Beach FL 33139

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

(844) 277-8446
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note to JMJ Financial

On March 20, 2015 Apptigo International, Inc. (“Apptigo International” or the “Company”) executed and sold to JMJ Financial (“Investor”) a $250,000 Convertible Promissory Note (“Note”). The Note was effected and dated March 20, 2015 (“Effective Date”) and provides up to an aggregate of $225,000 in gross proceeds after taking into consideration an Original Issued Discount (“OID”) of $25,000.

A key feature of the Note is that should Apptigo International, at its sole discretion, repay all consideration received pursuant to the Note within 120 days of the Effective Date, there will be zero percent interest charged under the Note. Otherwise, there will be a one-time interest charge of 12% for all consideration received by Apptigo International pursuant to the Note.

At any time after 180 days of the Effective Date, the Investor may convert all or part of the Note into shares of Apptigo International’s common stock at (a) the lesser of $0.087 or (b) 60% of the lowest trading price in the 25 trading days prior to the conversion.

The Investor has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of Apptigo International. The Note also provides for penalties and rescission rights if Apptigo International does not deliver shares of its common stock upon conversion within the required timeframes.

Apptigo International claims an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), for the private placement of these securities pursuant to Section 4(a)(2) of the Act since, among other things, the transaction did not involve a public offering, the Investor is an accredited investor, the Investor had access to information about Apptigo International and its investment, the Investor took the securities for investment and not resale, and Apptigo International took appropriate measures to restrict the transfer of the securities.

As of the Effective Date the Investor funded Apptigo International $25,000 under the Note. Apptigo International is using these proceeds as general working capital.

The foregoing description of the Note is qualified in its entirety by reference to such Note which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the securities described in Item 1.01 issued by the Company are incorporated herein. The issuances were made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	$250,000 Promissory Note, dated March 19, 2015, by and between the Company and JMJ Financial

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2015

APPTIGO International, Inc.

By:	/s/ David Steinberg
David Steinberg President